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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 30, 2000



               Prudential Securities Secured Financing Corporation
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             (Exact name of registrant as specified in its charter)



               Delaware                   333-75489          13-3526694
   ----------------------------------  -----------------   -----------------
    (State or Other Jurisdiction of    (Commission File    (I.R.S. Employer
          One New York Plaza             Number)           Identification No.)

         One New York Plaza
         New York, New York                                     10292
   (Address of Principal Executive                         ---------------
             Offices)                                         (Zip Code)


        Registrant's telephone number, including area code (212) 778-1000
                                                           ---------------

                                    No Change
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          (Former name or former address, if changed since last report)


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     Item 5.     Other Events

         In connection with the offering of ABFS Mortgage Loan Trust 2000-1, Mortgage Backed Notes, Series 2000-1 described in a Prospectus Supplement dated March 15, 2000, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.     Financial Statements, Pro Forma Financial Information
                 and Exhibits.
                 -----------------------------------------------------

     (a)   Not applicable

     (b)   Not applicable

     (c)   Exhibit 99.1. Related Computational Materials (as defined in
           Item 5 above).


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            PRUDENTIAL SECURITIES SECURED FINANCING
                            CORPORATION as
                            ----------------------------------------------------
                                   Depositor and on behalf of ABFS Mortgage Loan Trust 2000-1
                            Registrant

                                         By: /s/ Evan Mitnick
                                            ------------------------------------
                                            Name:  Evan Mitnick
                                            Title: Vice President

Dated:  March 30, 2000


                                       3
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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Related Computational Materials (as
                  defined in Item 5 above).